Retirement Plans	12 Months Ended
Dec. 31, 2016
Compensation and Retirement Disclosure [Abstract]
Retirement Plans

Note 16—Retirement Plans

Pacific Drilling sponsors a defined contribution retirement plan covering substantially all U.S. employees and an international savings plan covering international employees. During the years ended December 31, 2016, 2015 and 2014, our total employer contributions to both plans amounted to $4.1 million, $7.0 million and $6.9 million, respectively.